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Exhibit 99.1

INSTRUCTIONS
AS TO USE OF
SEALY CORPORATION'S
SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT WITH THE SUBSCRIPTION AGENT OR YOUR BANK OR BROKER
AS TO ANY QUESTIONS

        These instructions relate to a rights offering (the "Rights Offering") by Sealy Corporation, a Delaware corporation ("Sealy"), to the holders of record (the "Recordholders") of its common stock, par value $0.01 per share (the "Common Stock"), as described in the Sealy Prospectus Supplement dated May 27, 2009 to the Prospectus dated April 9, 2009 (the "Prospectus"). Recordholders of Common Stock at 5:00 p.m., New York City time, on May 26, 2009 (the "Record Date") are receiving transferable subscription rights (the "Rights") to subscribe for and purchase 8% Senior Secured Third Lien Convertible Notes due 2016 (the "Notes") issued by Sealy and Sealy Mattress Company (the "Co-Issuers"). An aggregate of 7,085,280 Notes are being offered in the Rights Offering. Each Recordholder will receive one Right for each share of Common Stock owned on the Record Date. The Rights will expire, if not exercised, at 5:00 p.m., New York City time, on July 2, 2009, unless extended in the sole discretion of Sealy (as it may be extended, the "Expiration Date"). After the Expiration Date, unexercised Rights will be null and void. Sealy will not be obligated to honor any purported exercise of Rights received by National City Bank, the subscription agent (the "Subscription Agent"), after 5:00 p.m., New York City time, on the Expiration Date, regardless of when the documents relating to such exercise were sent, except pursuant to the guaranteed delivery procedures described below. Sealy may extend the Expiration Date by giving oral or written notice to the Subscription Agent on or before the Expiration Date, followed by a press release no later than 9:00 a.m., New York City time, on the business day following the most previously scheduled Expiration Date. The Rights will be evidenced by transferable subscription rights certificates (the "Subscription Rights Certificate(s)").

        Recordholders of Common Stock will receive one Right for each share of Common Stock they own as of the Record Date. Every 13 Rights will allow the Recordholder to subscribe (the "Subscription Privilege") for one Note with a subscription price and an initial principal amount of $25.00 per Note (the "Subscription Price"). Each Note will initially be convertible into 25 shares of Common Stock.

        The number of Rights to which you are entitled is printed on the face of your Subscription Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Subscription Rights Certificate and returning the Subscription Rights Certificate to the Subscription Agent in the envelope provided.

        YOUR SUBSCRIPTION RIGHTS CERTIFICATE AND FULL PAYMENT FOR THE NOTES, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. IF YOU ARE FOLLOWING THE GUARANTEED DELIVERY PROCEDURES, YOUR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY 5:00 P.M., NEW YORK CITY TIME,

ON THE EXPIRATION DATE, FOLLOWED BY YOUR SUBSCRIPTION RIGHTS CERTIFICATE AND FULL PAYMENT FOR THE NOTES BY 5:00 P.M., NEW YORK CITY TIME, ON THE THIRD BUSINESS DAY AFTER THE EXPIRATION DATE. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE.

1.     Method of Subscription—Exercise of Rights.

        To exercise Rights, complete your Subscription Rights Certificate and send the properly completed and executed Subscription Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Note subscribed for pursuant to the Subscription Privilege, to the Subscription Agent, by 5:00 p.m., New York City time, on the Expiration Date. Payment for the Notes will be held in a segregated account to be maintained by the Subscription Agent. All payments must be made in U.S. dollars for the full number of Notes being subscribed for by (a) uncertified check, bank draft or certified check drawn on personal or business accounts upon a U.S. bank payable to the Subscription Agent; (b) cashier's check drawn upon a U.S. bank or express money order payable to the Subscription Agent; or (c) wire transfer of immediately available funds, to the account maintained by the Subscription Agent for purposes of accepting subscriptions in the Rights Offering at ABA No. 041000124, Beneficiary Name: Shareholder Services Operations, Beneficiary Account No. 2171150005490, and for further credit to: Sealy Corporation, DDA No. 534902471 (the "Subscription Account"). Any wire transfer should clearly indicate the identity of the subscriber who is paying by wire transfer. Payments will be deemed to have been received upon (i) clearance of any uncertified check deposited by the Subscription Agent; (ii) receipt by the Subscription Agent of any certified check, cashier's check or bank draft drawn upon a U.S. bank, any express money order or any wire transfer; or (iii) receipt of collected funds in the Subscription Account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take seven to ten business days to clear. Accordingly, Rights holders who wish to pay for their Notes by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier's check, money order or wire transfer of funds.

        The Subscription Rights Certificate and payment for the Notes, or, if applicable, Notice of Guaranteed Delivery (as described below), must be delivered to the Subscription Agent by one of the methods described below:

By First-Class Mail Only: National City Bank c/o The Colbent Corp. P.O. Box 859208 Braintree, MA 02185-9208	By Hand, Express Mail, or Overnight Courier: National City Bank c/o The Colbent Corp. 161 Bay State Drive Braintree, MA 02184

Telephone Number and Email Address for Confirmation
Call National City Shareholder Communications at 1-800-622-6757 or write to
 shareholder.inquiries@nationalcity.com for confirmation.

Delivery to an address other than those above does not constitute valid delivery.

        By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Subscription Rights Certificate on your behalf. Alternatively, if your Subscription Rights Certificate cannot be delivered to the Subscription Agent by 5:00 p.m., New York City time, on the Expiration Date, you may cause a written guarantee, the "Notice of Guaranteed Delivery," from a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority (formerly National Association of Securities

Dealers, Inc.), or from a commercial bank or trust company having an office or correspondent in the United States or from a bank, shareholder, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, (each, an "Eligible Institution"), to be received by the Subscription Agent on or prior to the Expiration Date. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by the Subscription Rights Certificate or Subscription Rights Certificates held by you, the number of Notes being subscribed for pursuant to the Subscription Privilege and that you will guarantee the delivery to the Subscription Agent of any properly completed and executed Subscription Rights Certificate or Subscription Rights Certificates evidencing such Rights, together with payment for your Notes, by 5:00 p.m., New York City time, on the third business day after the Expiration Date. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Rights Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (Facsimile No. (781) 930-4942). To confirm facsimile deliveries, you may call (781) 930-4900. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the addresses set forth above, or by calling National City Shareholders Communications at (800) 622-6757 or by sending an email to shareholder.inquiries@nationalcity.com.

        If the aggregate Subscription Price paid by you is insufficient to purchase the number of Notes subscribed for, or if no number of Notes to be purchased is specified, then you will be deemed to have exercised the Subscription Privilege to purchase Notes to the full extent of the payment tendered.

        If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of Notes for which you have indicated an intention to subscribe, then any remaining amount shall be returned to you by mail without interest or deduction as soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected.

2.     Issuance of Notes.

        The Subscription Agent will mail to each exercising Rights holder certificates representing the Notes purchased pursuant to the Subscription Privilege on or after July 10, 2009 unless the Expiration Date is extended or terminated.

        Shareholders whose shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Notes acquired during the subscription period credited to the account of Cede & Co. or other depository or nominee. With respect to all other shareholders, stock certificates for all shares of Common Stock acquired will be mailed as soon as practicable after the Expiration Date.

3.     Sale of Transfer of Rights.

        The Rights are transferable and, therefore, may be assigned, gifted, purchased or sold. The Rights have been admitted for trading on the New York Stock Exchange under the symbol "ZZ RT" beginning on May 20, 2009, until 4:00 p.m., New York City time, on July 1, 2009. You will be permitted to transfer some or all of your subscription rights, until the close of business on the last business day preceding the Expiration Date of this rights offering, through your broker or the institution through which you hold your securities or until June 29, 2009 if you transfer your subscription rights through the subscription agent.

4.     Execution.

        (a)   Execution by Registered Holder.    The signature on the Subscription Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Subscription

Rights Certificate without any alteration or change whatsoever. Persons who sign the Subscription Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

        (b)   Execution by Person Other than Registered Holder.    If the Subscription Rights Certificate is executed by a person other than the holder named on the face of the Subscription Rights Certificate, proper evidence of authority of the person executing the Subscription Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

        (c)   Signature Guarantees.    Your signature must be guaranteed by an Eligible Institution if you wish to have your Notes delivered to an address other than your own.

5.     Method of Delivery.

        The method of delivery of Subscription Rights Certificates and payment for the Notes to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that such Subscription Rights Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of payment by 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take seven to ten business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check, money order or wire transfer of funds.

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  Exhibit 99.1
Delivery to an address other than those above does not constitute valid delivery.